UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05019

Nicholas-Applegate Fund, Inc.

Exact name of registrant as specified in charter:

Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102
Address of principal executive offices:

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code: 800-225-1852

Date of fiscal year end: 12/31/2008

Date of reporting period: 12/31/2008

Item 1 – Reports to Stockholders

DECEMBER 31, 2008	ANNUAL REPORT

Nicholas-Applegate® Growth Equity Fund

FUND TYPE

Stock

OBJECTIVE

Capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

February 13, 2009

Dear Shareholder:

On the following pages, you’ll find your Fund’s annual report, including a table showing Fund performance for its fiscal year and for longer periods. The report also contains a listing of the Fund’s holdings at period-end.

You already should have received a proxy statement regarding the proposed merger of the Nicholas-Applegate Growth Equity Fund into the Jennison Mid-Cap Growth Fund. The Board of Directors of your Fund recommends you vote to approve the proposal. If you have not voted yet, please read the proxy statement and review the voting instructions, and vote as soon as possible. If you have any questions, please call the toll-free number at 1-800-431-9642 or visit www.prudential.com/fundchanges.

Sincerely,

Robert F. Gunia, President

Nicholas-Applegate Fund, Inc.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Nicholas-Applegate® Growth Equity Fund is capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 2.03%; Class B, 2.73%; Class C, 2.73%; Class Z, 1.73%. Net operating expenses apply to: Class A, 1.71%; Class B, 2.48%; Class C, 2.48%; Class Z, 1.48%, after contractual reduction through 4/30/2010.

Cumulative Total Returns as of 12/31/08
	One Year	Five Years	Ten Years
Class A	–41.84%	–9.94%	–27.00%
Class B	–42.29	–13.34	–32.53
Class C	–42.29	–13.34	–32.53
Class Z	–41.72	–8.87	–25.18
Russell Midcap® Growth Index[1]	–44.32	–11.13	–1.85
S&P MidCap 400 Index[2]	–36.23	–0.41	54.71
Lipper Mid-Cap Growth Funds Avg.[3]	–44.49	–11.80	5.37

Average Annual Total Returns[4] as of 12/31/08
	One Year	Five Years	Ten Years
Class A	–45.04%	–3.17%	–3.65%
Class B	–45.17	–3.02	–3.86
Class C	–42.86	–2.82	–3.86
Class Z	–41.72	–1.84	–2.86
Russell Midcap® Growth Index[1]	–44.32	–2.33	–0.19
S&P MidCap 400 Index[2]	–36.23	–0.08	4.46
Lipper Mid-Cap Growth Funds Avg.[3]	–44.49	–2.63	0.14

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent

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deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1The Russell Midcap® Growth Index measures the performance of those companies among the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

2The Standard & Poor’s MidCap 400 Stock Index (S&P MidCap 400 Index) comprises 400 domestic stocks chosen for market size, liquidity, and industry group representation, and gives an indication of how mid-cap stock prices have performed.

3The Lipper Mid-Cap Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Mid-Cap Growth Funds category. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P MidCap 400 Index.

4The average annual total returns do take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Investors cannot invest directly in an index. The returns for the Russell Midcap® Growth Index and the S&P MidCap 400 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 12/31/08
Dover Corp., Diversified Manufacturing	2.6%
Dun & Bradstreet Corp. (The), Financial/Business Services	2.3
L-3 Communications Holdings, Inc., Electronic Components	2.3
Murphy Oil Corp., Oil & Gas Exploration/Production	2.2
Coach, Inc., Apparel	2.1

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 12/31/08
Pharmaceuticals	5.5%
Oil & Gas Exploration/Production	4.9
Healthcare Equipment & Supplies	4.3
Diversified Manufacturing	4.1
Semiconductors	3.7

Industry weightings are subject to change.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	3

Strategy and Performance Overview

How did the Fund perform?

For the 12 months ended December 31, 2008, the Nicholas-Applegate Growth Equity Fund Class A shares declined 41.84%. In comparison, the Standard & Poor’s MidCap 400 Index fell 36.23% and the benchmark Russell Midcap Growth Index (the Index) dropped 44.32%. The Lipper Mid-Cap Growth Funds Average, a measure of peer-group performance, lost 44.49%.

What were conditions like in the stock market?

Equity investors may well remember 2008 as one of the most volatile and challenging years in history. The Standard & Poor’s 500 Index closed the year with a decline of 37%, marking its lowest performance since 1937. The Dow Jones Industrial Average suffered one of its largest declines in history. The NASDAQ plunged to its worst level since its inception. All equity sectors, styles, and capitalization ranges fell into deeply negative territory.

An expanding credit crisis of staggering proportions, rising unemployment, sluggish production, wild swings in commodities prices, and a protracted slump in housing took a devastating toll on the overall economy. Concerns about inflation persisted through much of the year, fueled by record-high commodities prices. However, inflation worries abated as the slowing U.S. and global economy softened demand for energy, materials, and agricultural products. This contraction caused prices to dramatically reverse course later in the year. In October, the U.S. economy experienced the single largest consumer price drop on record. Subsequently, these severe price corrections raised the economically pernicious prospect of deflation, or a sustained decline in general prices.

The credit crisis prompted an unprecedented level of coordination and cooperation between the U.S. Treasury Department and the Federal Reserve Bank (the Fed) in their efforts to resuscitate credit markets and help stabilize the financial system. Subsequent to the creation of the $700 billion Troubled Asset Relief Program (TARP) came an initial outlay of $250 billion, half invested in nine large U.S. financial institutions in order to restore confidence in the system. Other rescue measures followed, including possible support for the ailing U.S. auto companies. The Fed cut interest rates aggressively, lowering its target rate for overnight loans between banks from 4.25% in January to a range between zero and 0.25% by mid-December.

The battered financial sector, reeling from the credit crisis, was the worst performing sector during the year, marking a decline of more than 50%. The extended collapse in credit markets included more sizable write-downs and losses. A series of alarming and unprecedented events changed the landscape of Wall Street. In March, the

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Federal Reserve intervened to facilitate the sale of the faltering securities firm Bear Stearns, which had been immobilized by liquidity problems. The final months of the year proved exceptionally tumultuous. The U.S. government took over the government sponsored entities and mortgage guarantors Fannie Mae and Freddie Mac, as well as the insurance giant AIG. Further events included the failure of Lehman Brothers; the distressed sales of the commercial banking franchises of Washington Mutual and Wachovia; Bank of America’s acquisition of Merrill Lynch; the conversion of investment banks Goldman Sachs and Morgan Stanley to commercial banks; and the news of alleged hedge-fund investor scandals.

What factors affected the Fund?

The Fund and the Russell Midcap Growth Index both posted double-digit losses in the first quarter. The Fund benefited from stock selection and overweight positions in the materials and energy sectors. Among materials firms, steel producers AK Steel and Reliance Steel rallied on better-than-expected earnings results. Owens-Illinois, the world’s largest maker of glass containers, also advanced on earnings results. In the energy sector, oil and gas exploration companies Continental Resources and Unit Corporation reported solid earnings and exhibited favorable industry fundamentals. Patriot Coal, an Eastern U.S. coal producer, gained on strong demand. Investments in industrials and healthcare companies generally detracted from relative performance.

Mid-cap shares shook free of three consecutive periods of losses during the second quarter, bolstered by gains among growth companies. The Fund’s performance outpaced that of the Index by a fair margin. Stock selection and an overweight in the energy sector benefited investors, as did investments among industrials and materials stocks. In energy, the price of Continental Resources and Patriot Coal more than doubled. Continental Resources, an oil and gas exploration firm, advanced on higher oil prices and new exploration finds. Patriot Coal gained on strong demand. Stock selection in information technology negatively affected performance.

At the end of the third quarter, mid-cap stocks declined, but the Fund outperformed the Index, buoyed by stock picks in the industrials, utilities, and consumer discretionary sectors. Among industrial firms, several Fund holdings held up well in the face of the market downturn, including Dun & Bradstreet, a provider of business information services; L-3 Communications, a provider of military electronic systems; and Teleflex, a manufacturer of specialty-engineered products for the medical, aerospace, and commercial markets. The Fund’s overweight in the energy sector detracted from relative results.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	5

Strategy and Performance Overview (continued)

In the fourth quarter the Fund fell sharply, with the Index posting its worst quarterly drop in at least 14 years. Again, losses to the Fund were less than those in the Index. Strong stock selection among consumer staples and energy firms, combined with stock picks and a sector overweight in utilities, boosted relative returns. Top Fund holdings in the sector included Safeway, a grocery chain operator, and Brown-Forman Corp, an alcoholic beverage maker. The Fund was hurt by its exposure to industrial cyclical companies.

As of December 31, 2008, the Fund was broadly diversified across industries. As measured by the Russell family of U.S. indexes, mid-cap stocks lost the most ground, followed by large- and small-cap stocks. Value shares generally outperformed growth shares. Relative to the Index, the Fund was underweight in the information technology, telecommunication services, and financials sectors, and was overweight in the industrials, healthcare, and utilities sectors.

Looking ahead

Subject to the approval of the shareholders at their meeting on February 27, 2009, the Nicholas-Applegate Growth Equity Fund will be merged into the Jennison Mid-Cap Growth Fund. The Jennison Mid-Cap Growth Fund normally invests at least 80% of its investable assets (i.e., net assets plus any borrowings for investment purposes) in equity and equity-related securities of medium-sized companies with the potential for above-average growth. The Jennison Mid-Cap Growth Fund considers medium-sized companies to be those with market capitalizations that are within the range of the Russell Midcap Index at the time of purchase.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2008, at the beginning of the period, and held through the six-month period ended December 31, 2008. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	7

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Nicholas-Applegate Fund, Inc./ Nicholas-Applegate Growth Equity Fund		Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$607.90	1.82%	$7.36
	Hypothetical	$1,000.00	$1,015.99	1.82%	$9.22

Class B	Actual	$1,000.00	$606.20	2.61%	$10.54
	Hypothetical	$1,000.00	$1,012.02	2.61%	$13.20

Class C	Actual	$1,000.00	$606.20	2.61%	$10.54
	Hypothetical	$1,000.00	$1,012.02	2.61%	$13.20

Class Z	Actual	$1,000.00	$608.70	1.61%	$6.51
	Hypothetical	$1,000.00	$1,017.04	1.61%	$8.16

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2008, and divided by the 366 days in the Fund’s fiscal year ended December 31, 2008 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of December 31, 2008

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.6%
COMMON STOCKS
BASIC MATERIALS 1.8%

Chemicals 1.2%
16,500	Sigma-Aldrich Corp.	$696,960

Metals & Mining 0.6%
5,900	Compass Minerals International, Inc.	346,094
COMMUNICATIONS 3.3%

Internet Software & Services 1.4%
17,400	Sohu.com, Inc. (China)(a)	823,716

Telecommunications 1.9%
20,000	Harris Corp.	761,000
19,200	Juniper Networks, Inc.(a)	336,192

		1,097,192
CONSUMER CYCLICAL 17.2%

Airlines 1.1%
58,700	AMR Corp.(a)	626,329

Apparel 3.5%
59,000	Coach, Inc.(a)	1,225,430
18,900	Polo Ralph Lauren Corp.	858,249

		2,083,679

Automotive Parts 1.8%
17,600	Autoliv, Inc. (Sweden)	377,696
31,000	Navistar International Corp.(a)	662,780

		1,040,476

Distribution/Wholesale 1.8%
27,800	Genuine Parts Co.	1,052,508

Home Builders 3.6%
79,100	Centex Corp.	841,624
69,000	Pulte Homes, Inc.	754,170
23,800	Toll Brothers, Inc.(a)	510,034

		2,105,828

See Notes to Financial Statements.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	9

Portfolio of Investments

as of December 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)
CONSUMER CYCLICAL (Continued)

Retail & Merchandising 1.9%
11,700	GameStop Corp. (Class A Stock)(a)	$253,422
10,900	Panera Bread Co. (Class A Stock)(a)	569,416
29,500	Starbucks Corp.(a)	279,070

		1,101,908

Retail Apparel 3.5%
32,200	Gap, Inc. (The)	431,158
73,900	Limited Brands, Inc.	741,956
30,100	Ross Stores, Inc.	894,873

		2,067,987
CONSUMER NON-CYCLICAL 25.0%

Beverages 1.4%
15,950	Brown-Forman Corp. (Class B Stock)	821,266

Biotechnology 3.2%
21,400	Illumina, Inc.(a)	557,470
13,000	Myriad Genetics, Inc.(a)	861,380
15,100	Vertex Pharmaceuticals, Inc.(a)	458,738

		1,877,588

Commercial Services 3.0%
34,200	H&R Block, Inc.	777,024
53,100	Monster Worldwide, Inc.(a)	641,979
12,500	Pharmaceutical Product Development, Inc.	362,625

		1,781,628

Food 2.8%
28,300	Safeway, Inc.	672,691
41,300	SYSCO Corp.	947,422

		1,620,113

Healthcare Equipment & Supplies 4.3%
29,900	Hill-Rom Holdings, Inc.	492,154
23,600	Hospira, Inc.(a)	632,952
14,400	St. Jude Medical, Inc.(a)	474,624
27,400	STERIS Corp.	654,586
6,900	Varian Medical Systems, Inc.(a)	241,776

		2,496,092

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)
CONSUMER NON-CYCLICAL (Continued)

Healthcare Providers & Services 2.6%
41,800	CIGNA Corp.	$704,330
54,900	Community Health Systems, Inc.(a)	800,442

		1,504,772

Household Products/Wares 1.0%
10,600	Church & Dwight Co., Inc.	594,872

Other Commercial/Industrial Services 1.2%
38,350	Rollins, Inc.	693,368

Pharmaceuticals 5.5%
9,400	AmerisourceBergen Corp.	335,204
11,900	Forest Laboratories, Inc.(a)	303,093
24,800	Herbalife Ltd. (Cayman Islands)	537,664
56,126	Warner Chilcott Ltd. (Class A Stock) (Bermuda)(a)	813,827
45,900	Watson Pharmaceuticals, Inc.(a)	1,219,563

		3,209,351
CONSUMER NON-DURABLE 1.3%

Pharmacy Services 1.3%
14,200	Express Scripts, Inc.(a)	780,716
ENERGY 10.4%

Coal 1.0%
34,200	Walter Industries, Inc.	598,842

Energy - Alternate Sources 0.3%
1,200	First Solar, Inc.(a)	165,552

Oil & Gas Drilling 1.3%
33,600	Noble Corp. (Cayman Islands)	742,224

Oil & Gas Equipment & Services 2.9%
37,000	Cameron International Corp.(a)	758,500
37,800	Dresser-Rand Group, Inc.(a)	652,050
20,100	Superior Energy Services, Inc.(a)	320,193

		1,730,743

Oil & Gas Exploration/Production 4.9%
29,500	Murphy Oil Corp.	1,308,325

See Notes to Financial Statements.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	11

Portfolio of Investments

as of December 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)
ENERGY (Continued)

Oil & Gas Exploration/Production (cont’d.)
23,900	Noble Energy, Inc.	$1,176,358
25,400	W&T Offshore, Inc.	363,728

		2,848,411
FINANCIAL SERVICES 5.6%

Financial/Business Services 2.3%
17,600	Dun & Bradstreet Corp. (The)	1,358,720

Insurance 2.1%
16,500	Assurant, Inc.	495,000
48,000	Progressive Corp. (The)	710,880

		1,205,880

Savings & Loan 1.2%
46,100	Hudson City Bancorp, Inc.	735,756
INDUSTRIALS 17.2%

Diversified Machinery 2.0%
30,700	Cummins, Inc.	820,611
7,100	Flowserve Corp.	365,650

		1,186,261

Diversified Manufacturing 4.1%
46,100	Dover Corp.	1,517,612
17,800	Teleflex, Inc.	891,780

		2,409,392

Electronics 1.5%
27,800	Avnet, Inc.(a)	506,238
5,700	Mettler-Toledo International, Inc.(a)	384,180

		890,418

Engineering/Construction 3.0%
25,500	Fluor Corp.	1,144,185
28,900	Shaw Group, Inc. (The)(a)	591,583

		1,735,768

Environmental Control 1.9%
21,000	Stericycle, Inc.(a)	1,093,680

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)
INDUSTRIALS (Continued)

Hand/Machine Tools 0.5%
7,100	Snap-on, Inc.	$279,598

Machinery 2.2%
34,700	Bucyrus International, Inc.	642,644
28,300	Kennametal, Inc.	627,977

		1,270,621

Paper & Forest Products 0.9%
19,900	Owens-Illinois, Inc.(a)	543,867

Transportation 1.1%
19,500	CSX Corp.	633,165
TECHNOLOGY 12.2%

Computers & Peripherals 3.3%
18,400	Cognizant Technology Solutions Corp. (Class A Stock)(a)	332,304
48,900	NCR Corp.(a)	691,446
82,200	Western Digital Corp.(a)	941,190

		1,964,940

Electronic Components 3.5%
21,300	Hubbell, Inc. (Class B Stock)	696,084
18,000	L-3 Communications Holdings, Inc.	1,328,040

		2,024,124

Semiconductors 3.7%
26,600	Broadcom Corp. (Class A Stock)(a)	451,402
133,600	Marvell Technology Group Ltd. (Bermuda)(a)	891,112
14,100	MEMC Electronic Materials, Inc.(a)	201,348
35,300	Xilinx, Inc.	629,046

		2,172,908

Software 1.7%
13,000	Autodesk, Inc.(a)	255,450
10,600	Citrix Systems, Inc.(a)	249,842
69,200	Compuware Corp.(a)	467,100

		972,392

See Notes to Financial Statements.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	13

Portfolio of Investments

as of December 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)
UTILITIES 5.6%

Electric 2.8%
61,700	AES Corp. (The)(a)	$508,408
28,300	Progress Energy, Inc.	1,127,755

		1,636,163

Gas 0.9%
50,800	NiSource, Inc.	557,276

Multi-Utilities & Unregulated Power 1.9%
30,700	SCANA Corp.	1,092,920

	Total Investments 99.6% (cost $79,614,724; Note 5)	58,272,064
	Other assets in excess of liabilities 0.4%	213,681

	Net Assets 100%	$58,485,745

(a)	Non-income producing security.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$58,272,064	—
Level 2—Other Significant Observable Inputs	—	—
Level 3—Significant Unobservable Inputs	—	—

Total	$58,272,064	—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2007 and December 31, 2008, the Fund did not use any significant unobservable inputs (Level 3) in determining the valuation of investments.

See Notes to Financial Statements.

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The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as December 31, 2008 were as follows:

Pharmaceuticals	5.5%
Oil & Gas Exploration/Production	4.9
Healthcare Equipment & Supplies	4.3
Diversified Manufacturing	4.1
Semiconductors	3.7
Home Builders	3.6
Apparel	3.5
Retail Apparel	3.5
Electronic Components	3.5
Computers & Peripherals	3.3
Biotechnology	3.2
Commercial Services	3.0
Engineering/Construction	3.0
Oil & Gas Equipment & Services	2.9
Electric	2.8
Food	2.8
Healthcare Providers & Services	2.6
Financial/Business Services	2.3
Machinery	2.2
Insurance	2.1
Diversified Machinery	2.0
Retail & Merchandising	1.9
Telecommunications	1.9
Environmental Control	1.9
Multi-Utilities & Unregulated Power	1.9
Distribution/Wholesale	1.8
Automotive Parts	1.8
Software	1.7
Electronics	1.5
Internet Software & Services	1.4
Beverages	1.4
Pharmacy Services	1.3
Oil & Gas Drilling	1.3
Savings & Loan	1.2
Chemicals	1.2
Other Commercial/Industrial Services	1.2
Transportation	1.1
Airlines	1.1
Coal	1.0
Household Products/Wares	1.0
Gas	0.9
Paper & Forest Products	0.9
Metals & Mining	0.6
Hand/Machine Tools	0.5
Energy - Alternate Sources	0.3

99.6
Other assets in excess of liabilities	0.4

100.0%

See Notes to Financial Statements.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	15

Statement of Assets and Liabilities

December 31, 2008

Assets
Investments, at value (cost $79,614,724)	$58,272,064
Cash	190,663
Receivable for investments sold	363,436
Dividends receivable	68,464
Receivable for Fund shares sold	18,455
Prepaid expenses	1,278

Total assets	58,914,360

Liabilities
Accrued expenses and other liabilities	247,435
Payable for Fund shares reacquired	121,903
Management fee payable	33,344
Distribution fee payable	14,623
Affiliated transfer agent fee payable	11,310

Total liabilities	428,615

Net Assets	$58,485,745

Net assets were comprised of:
Common stock, at par	$79,903
Paid-in capital, in excess of par	292,915,397

292,995,300
Accumulated net realized loss on investment transactions	(213,166,895)
Net unrealized depreciation on investments	(21,342,660)

Net assets, December 31, 2008	$58,485,745

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($50,706,212 ÷ 6,741,594 shares of common stock issued and outstanding)	$7.52
Maximum sales charge (5.50% of offering price)	0.44

Maximum offering price to public	$7.96

Class B
Net asset value, offering price and redemption price per share ($4,806,459 ÷ 813,380 shares of common stock issued and outstanding)	$5.91

Class C
Net asset value, offering price and redemption price per share ($1,330,541 ÷ 225,165 shares of common stock issued and outstanding)	$5.91

Class Z
Net asset value, offering price and redemption price per share ($1,642,533 ÷ 210,203 shares of common stock issued and outstanding)	$7.81

See Notes to Financial Statements.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	17

Statement of Operations

Year Ended December 31, 2008

Net Investment Loss
Income
Unaffiliated dividend income	$922,302
Unaffiliated interest income	14,534

Total income	936,836

Expenses
Management fee	644,299
Distribution fee—Class A	181,430
Distribution fee—Class B	93,752
Distribution fee—Class C	21,623
Transfer agent’s fees and expenses (including affiliated expenses of $116,000)	260,000
Reports to shareholders	138,000
Legal fees and expenses	84,000
Directors’ fees	70,000
Custodian’s fees and expenses	48,000
Audit fees and expenses	38,000
Registration fees	35,000
Insurance	28,000
Miscellaneous	14,375

Total expenses	1,656,479

Net investment loss	(719,643)

Realized And Unrealized Gain (Loss) On Investments
Net realized loss on investment transactions	(13,666,676)
Net change in unrealized appreciation (depreciation) on investments	(30,582,404)

Net loss on investments	(44,249,080)

Net Decrease In Net Assets Resulting From Operations	$(44,968,723)

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended December 31,
	2008	2007
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(719,643)	$(996,840)
Net realized gain (loss) on investment transactions	(13,666,676)	15,947,553
Net change in unrealized appreciation (depreciation) on investments	(30,582,404)	(5,611,362)

Net increase (decrease) in net assets resulting from operations	(44,968,723)	9,339,351

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	2,538,382	7,886,269
Cost of shares reacquired	(15,442,236)	(26,417,689)

Net decrease in net assets from Fund share transactions	(12,903,854)	(18,531,420)

Total decrease	(57,872,577)	(9,192,069)

Net Assets
Beginning of year	116,358,322	125,550,391

End of year	$58,485,745	$116,358,322

See Notes to Financial Statements.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	19

Notes to Financial Statements

Nicholas-Applegate Growth Equity Fund (the “Fund”) is currently the only series of Nicholas-Applegate Fund, Inc. (the “Company”). The Fund is an open-end, diversified, management investment company. The Fund’s investment objective is capital appreciation. It seeks to achieve this objective by investing primarily in common stocks of U.S. companies, the earnings and securities prices of which the investment adviser expects to grow at a rate above that of the S&P 500. The Fund intends to invest primarily in stocks from a universe of U.S. companies with market capitalizations corresponding to the Russell Midcap® Growth Index at time of purchase. Capitalization of companies in the Index will change with market conditions.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked price, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded via NASDAQ are valued at the official closing price provided by NASDAQ. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI”), in consultation with the subadviser to be over-the-counter, are valued at market value by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Company’s Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or others reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates.

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Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than 60 days are valued at current market quotations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Net investment income (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains, if any, to shareholders. Therefore, no tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	21

Notes to Financial Statements

continued

Note 2. Agreements

The Fund has a management agreement with Prudential Investments LLC (“PI” or “Manager”). Pursuant to the management agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Nicholas-Applegate Capital Management (“NACM” or “Subadviser”); NACM furnishes investment advisory services in connection with the management of the Fund. PI pays for the services of the Subadviser, the compensation of certain officers of the Company, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management agreement provides for a fee to be paid to PI monthly at an annual rate of .95% of the Fund’s average daily net assets and a sub-advisory agreement between PI and NACM provides for a fee to be paid by PI to NACM, as compensation for its services pursuant to the subadvisory agreement, at the rate of .75% of the average daily net assets of the Fund. Effective May 1, 2006 through April 30, 2010, PI and NACM agreed to a contractual waiver to reduce the management fee paid to PI to .70 of 1% of average daily net assets and the subadvisory rate paid by PI to NACM to .50 of 1% of average daily net assets. During the year ended December 31, 2008, PI earned $644,299 in management fees of which it paid $460,214 to NACM under the foregoing agreements. The effective management fee rate was 0.70% for the year ended December 31, 2008.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees were paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS contractually agreed to limit such fees on Class A shares to .25 of 1% of the average daily net assets.

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Expenses under the Plans were .23 of 1% of average daily net assets of the Class A shares and 1.00% of the average daily net assets of both the Class B and Class C shares, respectively, for the year ended December 31, 2008.

PIMS has advised the Fund that it has received approximately $17,900 in front-end sales charges resulting from sales of Class A shares during the year ended December 31, 2008. From these fees, PIMS paid a substantial part of such sales charges to an affiliated broker-dealer, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended December 31, 2008, it received approximately $30, $21,700 and $80 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and C shareholders, respectively.

PI and PIMS are indirect wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. The transfer agent’s fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the service of Wachovia Securities, LLC (“Wachovia”) and First Clearing, LLC (“First Clearing”), affiliates of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. For the year ended December 31, 2008, the Fund incurred approximately $61,700 in total networking fees of which $40,600 was paid to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended December 31, 2008, Wachovia Securities, LLC, an affiliate of PI, earned approximately $2,200 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Note 4. Portfolio Securities

Purchases and sales of investment securities of the Fund other than short-term investments for the year ended December 31, 2008 were $107,790,989 and $120,765,746, respectively.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	23

Notes to Financial Statements

continued

Note 5. Tax Information

In order to present accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, accumulated net investment loss and accumulated net realized loss on investment transactions. For the year ended December 31, 2008, the adjustments were to decrease accumulated net investment loss by $719,643, decrease accumulated net realized loss on investment transactions by $21,645 and to decrease paid-in capital in excess of par by $741,288 due to net operating loss, reclassification of distributions received from real estate investment trusts and disallowed expenses. Net investment loss, net realized loss on investment transactions and net assets were not affected by this change.

There were no distributions paid during the fiscal years ended December 31, 2008 or 2007.

As of December 31, 2008 there were no distributable earnings on a tax basis.

As of December 31, 2008, the capital loss carryforward for tax purposes was approximately $204,530,000 of which $123,948,000 expires in 2009, $75,566,000 expires in 2010 and $5,016,000 expires in 2016. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration dates.

In addition, the Fund has elected to treat net capital losses of approximately $8,573,000, incurred between November 1, 2008 and December 31, 2008 as being incurred during the year ending December 31, 2009.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of December 31, 2008 were as follows:

Tax Basis	Appreciation	Depreciation	Total Net Unrealized Depreciation
$79,678,941	$1,554,916	$22,961,793	$21,406,877

The differences between book and tax basis are primarily attributable to deferred losses on wash sales.

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Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, however the CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential. Class B and Class C are not subject to a front-end sales charge but are subject to a CDSC. Class B shares redeemed within six years of purchase are subject to a CDSC. The CDSC for Class B shares begins at 5% and decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any front-end sales charge or CDSC and are offered exclusively for sale to a limited group of investors.

The Fund has authorized 200 million shares of common stock at $.01 par value per share equally divided into four classes, designated Class A, Class B, Class C and Class Z shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended December 31, 2008:
Shares sold	162,712	$1,677,117
Shares reacquired	(1,151,519)	(12,169,241)

Net increase (decrease) in shares outstanding before conversion	(988,807)	(10,492,124)
Shares issued upon conversion from Class B	268,798	2,874,797

Net increase (decrease) in shares outstanding	(720,009)	$(7,617,327)

Year ended December 31, 2007:
Shares sold	354,955	$4,592,641
Shares reacquired	(1,599,193)	(20,805,273)

Net increase (decrease) in shares outstanding before conversion	(1,244,238)	(16,212,632)
Shares issued upon conversion from Class B	498,789	6,450,648

Net increase (decrease) in shares outstanding	(745,449)	$(9,761,984)

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	25

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended December 31, 2008:
Shares sold	63,961	$521,564
Shares reacquired	(209,582)	(1,737,919)

Net increase (decrease) in shares outstanding before conversion	(145,621)	(1,216,355)
Shares reacquired upon conversion into Class A	(340,703)	(2,874,797)

Net increase (decrease) in shares outstanding	(486,324)	$(4,091,152)

Year ended December 31, 2007:
Shares sold	89,703	$926,874
Shares reacquired	(398,714)	(4,104,575)

Net increase (decrease) in shares outstanding before conversion	(309,011)	(3,177,701)
Shares reacquired upon conversion into Class A	(627,890)	(6,450,648)

Net increase (decrease) in shares outstanding	(936,901)	$(9,628,349)

Class C
Year ended December 31, 2008:
Shares sold	21,896	$182,304
Shares reacquired	(71,302)	(613,176)

Net increase (decrease) in shares outstanding	(49,406)	$(430,872)

Year ended December 31, 2007:
Shares sold	23,773	$247,176
Shares reacquired	(100,797)	(1,052,053)

Net increase (decrease) in shares outstanding	(77,024)	$(804,877)

Class Z
Year ended December 31, 2008:
Shares sold	13,406	$157,397
Shares reacquired	(77,284)	(921,900)

Net increase (decrease) in shares outstanding	(63,878)	$(764,503)

Year ended December 31, 2007:
Shares sold	150,047	$2,119,578
Shares reacquired	(34,144)	(455,788)

Net increase (decrease) in shares outstanding	115,903	$1,663,790

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share

26	Visit our website at www.prudential.com

redemptions. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 24, 2008, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .13 of 1% of the unused portion of its proportional amount of the renewed SCA. The expiration date of the renewed SCA will be October 23, 2009. For the period from October 26, 2007 through October 23, 2008, the Funds paid a commitment fee of .06 of 1% of the unused portion of the agreement.

The Fund utilized the SCA during the fiscal year ended December 31, 2008. The average daily balance for the 3 days the Fund had debt was $306,000 at a weighted average interest rate of 1.25%.

Note 8. Reorganization

On November 21, 2008, the Board of Directors of the Company approved an Agreement and Plan of Reorganization (the “Plan”) which provides for the transfer of all the assets of the Class A, B, C and Z shares of the Fund for like shares of the Jennison Mid-Cap Growth Fund, Inc., and the assumption of the liabilities of the Fund. The Plan is subject to approval by the shareholders of the Fund at a special meeting to be held on February 27, 2009.

In the event the Fund is acquired by Jennison Mid-Cap Growth Fund, Inc. pursuant to the Plan, the future utilization of the capital loss carryforward (Note 5) will be limited under certain conditions defined in the Internal Revenue Code of 1986, as amended.

Note 9. New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for any reporting period beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	27

Financial Highlights

Class A
Year Ended December 31, 2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.94

Income (loss) from investment operations:
Net investment loss(d)	(.08)
Net realized and unrealized gain (loss) on investment transactions	(5.34)

Total from investment operations	(5.42)

Net asset value, end of year	$7.52

Total Return(a)	(41.89)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$50,706
Average net assets (000)	$77,898
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.71%
Expenses, excluding distribution and service (12b-1) fees	1.48%
Net investment loss	(.69)%
Portfolio turnover	116%

(a)	These total returns do not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares. The effective distribution fee rate for Class A was .23 of 1% of the average daily net assets of the Class A shares for the year ended December 31, 2008.
(c)	Net of management fee waiver. If the manager had not waived a portion of the management fee, the expense ratio including distribution and service (12b-1) fees and net investment loss ratio would have been 1.84% and (1.09%), respectively, for the year ended December 31, 2004.
(d)	Calculated based on weighted average shares outstanding during the year.

See Notes to Financial Statements.

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Class A
Year Ended December 31,
2007	2006	2005	2004

$12.03	$10.62	$9.53	$8.35

(.08)	(.08)	(.11)	(.09)
.99	1.49	1.20	1.27

.91	1.41	1.09	1.18

$12.94	$12.03	$10.62	$9.53

7.56%	13.28%	11.44%	14.13%

$96,551	$98,740	$103,528	$113,469
$101,340	$100,811	$104,991	$112,356

1.52%	1.58%	1.86%	1.77	%(c)
1.27%	1.37%	1.65%	1.56	%(c)
(.66)%	(.70)%	(.89)%	(1.02	)%(c)
128%	108%	113%	206%

See Notes to Financial Statements.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	29

Financial Highlights

continued

Class B
Year Ended December 31, 2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.25

Income (loss) from investment operations:
Net investment loss(c)	(.13)
Net realized and unrealized gain (loss) on investment transactions	(4.21)

Total from investment operations	(4.34)

Net asset value, end of year	$5.91

Total Return(a)	(42.34)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$4,806
Average net assets (000)	$9,375
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.48%
Expenses, excluding distribution and service (12b-1) fees	1.48%
Net investment loss	(1.45)%

(a)	These total returns do not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Net of management fee waiver. If the manager had not waived a portion of the management fee, the expense ratio including distribution and service (12b-1) fees and net investment loss ratio would have been 2.63% and (1.89%), respectively, for the year ended December 31, 2004.
(c)	Calculated based on weighted average shares outstanding during the year.

See Notes to Financial Statements.

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Class B
Year Ended December 31,
2007	2006	2005	2004

$9.60	$8.54	$7.72	$6.82

(.14)	(.13)	(.17)	(.13)
.79	1.19	.99	1.03

.65	1.06	.82	.90

$10.25	$9.60	$8.54	$7.72

6.77%	12.41%	10.62%	13.20%

$13,319	$21,469	$26,308	$31,691
$18,513	$24,522	$28,229	$33,020

2.27%	2.37%	2.65%	2.56	%(b)
1.27%	1.37%	1.65%	1.56	%(b)
(1.43)%	(1.49)%	(.90)%	(1.82	)%(b)

See Notes to Financial Statements.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	31

Financial Highlights

continued

Class C
Year Ended December 31, 2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.25

Income (loss) from investment operations:
Net investment loss(c)	(.13)
Net realized and unrealized gain (loss) on investment transactions	(4.21)

Total from investment operations	(4.34)

Net asset value, end of year	$5.91

Total Return(a)	(42.34)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,331
Average net assets (000)	$2,162
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.48%
Expenses, excluding distribution and service (12b-1) fees	1.48%
Net investment loss	(1.46)%

(a)	These total returns do not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Net of management fee waiver. If the manager had not waived a portion of the management fee, the expense ratio including distribution and service (12b-1) fees and net investment loss ratio would have been 2.63% and (1.89%), respectively, for the year ended December 31, 2004.
(c)	Calculated based on weighted average shares outstanding during the year.

See Notes to Financial Statements.

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Class C
Year Ended December 31,
2007	2006	2005	2004

$9.60	$8.54	$7.72	$6.82

(.14)	(.13)	(.18)	(.13)
.79	1.19	1.00	1.03

.65	1.06	.82	.90

$10.25	$9.60	$8.54	$7.72

6.77%	12.41%	10.62%	13.20%

$2,813	$3,374	$4,021	$5,761
$3,248	$3,648	$4,661	$6,089

2.27%	2.37%	2.65%	2.56	%(b)
1.27%	1.37%	1.65%	1.56	%(b)
(1.42)%	(1.49)%	(.90)%	(1.82	)%(b)

See Notes to Financial Statements.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	33

Financial Highlights

continued

Class Z
Year Ended December 31, 2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.41

Income (loss) from investment operations:
Net investment loss(c)	(.05)
Net realized and unrealized gain (loss) on investment transactions	(5.55)

Total from investment operations	(5.60)

Net asset value, end of year	$7.81

Total Return(a)	(41.76)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,643
Average net assets (000)	$2,607
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.48%
Expenses, excluding distribution and service (12b-1) fees	1.48%
Net investment loss	(.47)%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Net of management fee waiver. If the manager had not waived a portion of the management fee, the expense ratio including distribution and service (12b-1) fees and net investment loss ratio would have been 1.63% and (0.90%), respectively, for the year ended December 31, 2004.
(c)	Calculated based on weighted average shares outstanding during the year.

See Notes to Financial Statements.

34	Visit our website at www.prudential.com

Class Z
Year Ended December 31,
2007	2006	2005	2004

$12.43	$10.95	$9.81	$8.58

(.05)	(.06)	(.10)	(.07)
1.03	1.54	1.24	1.30

.98	1.48	1.14	1.23

$13.41	$12.43	$10.95	$9.81

7.88%	13.52%	11.62%	14.47%

$3,675	$1,967	$2,740	$3,243
$2,850	$2,416	$2,830	$3,532

1.27%	1.37%	1.65%	1.56	%(b)
1.27%	1.37%	1.65%	1.56	%(b)
(.36)%	(.49)%	(.89)%	(.83	)%(b)

See Notes to Financial Statements.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	35

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Nicholas-Applegate Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Nicholas-Applegate Growth Equity Fund (the “Fund”), including the portfolio of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended December 31, 2005, were audited by another independent registered public accounting firm whose report dated February 6, 2006, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Nicholas-Applegate Growth Equity Fund as of December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 13, 2009

36	Visit our website at www.prudential.com

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) are referred to as “Independent Directors.” The Director who is deemed to be an “interested person” of the Fund is referred to as an “Interested Director.” “Fund Complex” consists of the Fund and any other investment companies managed by Prudential Investments LLC (“PI” or the “Manager”).

Independent Directors**

Dann V. Angeloff (73), Director since 1987*** Oversees 1† portfolio in Fund Complex

Principal occupations (last 5 years): President, The Angeloff Company (corporate financial advisors) (since 1976); Trustee (1979-1987) and University Counselor to the President (since 1987), University of Southern California.

Other Directorships held:**** Director, Soft Brands Inc. (since 1999) (technology), Public Storage, Inc. (NYSE: PSA) (since 1980) (real estate investment trust); Trustee, Bjurman, Barry Funds (since 2004) (Micro and Small Cap Growth Fund).

Fred C. Applegate (63), Director since 1987*** Oversees 1† portfolio in Fund Complex

Principal occupations (last 5 years): Private Investor. Formerly President, Chairman and Director of Nicholas-Applegate Capital Management (August 1984-December 1991). Trustee, Miami University (since 2000); Board of Governors, The San Diego Foundation (since 1998); Vice Chair of Investment Committee, The San Diego Foundation (since 1997).

Theodore J. Coburn (55), Director since 1987*** Oversees 1† portfolio in Fund Complex

Principal occupations (last 5 years): Coburn Capital (consulting) (since 1991); Executive Vice President, Nations Academy (2007-present); formerly EVP Edison Schools, Inc. (2006-2007); formerly Senior Vice President, NASDAQ Stock Market (2002-2003); Formerly Managing Director of Global Equity Transactions Group and Member of Board of Directors, Prudential Securities Incorporated (Prudential Securities) (registered broker-dealer) (September 1986-June 1991).

Other Directorships held:**** Trustee, Allianz Funds; Director, Ramtrom Corporation (since 2005).

Randolph W. Westerfield (67), Director since 2002*** Oversees 1† portfolio in Fund Complex

Principal occupations (last 5 years): Dean Emeritus and Charles B. Thornton Professor of Finance of Marshall School of Business, University of Southern California (2004-present).

Other Directorships held:**** Member of Board of Directors of Health Management Associates (NYSE: HMA) (2000-present).

Interested Director**

Robert F. Gunia* (62), President (since 2004) and Director since 1992**** Oversees 146 portfolios in Fund Complex

Principal occupations (5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (since December 2008) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Other Directorships held: Director (since May 1989) of The Asia Pacific Fund, Inc. and Vice President of The Greater China Fund, Inc. (since January 2007).

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	37

Management of the Fund

(Unaudited) continued

Information pertaining to the officers of the Fund who are not also Directors is set forth below.

Officers**

Grace C. Torres (49), Treasurer and Principal Financial and Accounting Officer Since 1995***

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

Deborah A. Docs (51), Secretary Since 1998; Assistant Secretary 1991-1998***

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Valerie M. Simpson (50), Chief Compliance Officer Since 2007

Principal occupations (last 5 years): Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President–Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Theresa C. Thompson (46), Deputy Chief Compliance Officer Since 2008

Principal occupations (last 5 years): Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

Charles H. Field (53), Vice President and Chief Legal Officer Since 2004***

Principal occupations (last 5 years): Managing Director (since January 2007), General Counsel of Nicholas-Applegate Capital Management, Nicholas-Applegate Securities LLC, Nicholas-Applegate Holdings LLC and Nicholas-Applegate Securities International LDC (since February 2004); Deputy General Counsel, Nicholas-Applegate Capital Management, LLC (1996-February 2004).

Noreen M. Fierro (44), Anti-Money Laundering Compliance Officer Since 2006

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Andrew R. French (46), Assistant Secretary Since 2007

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Alma D. Mercado (50), Assistant Treasurer Since 2007

Principal occupations (last 5 years): Director (since 2000) within Prudential Mutual Fund Administration

†

The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as Manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10 and 11, The Target Portfolio Trust, The Prudential Series Fund, Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

38	Visit our website at www.prudential.com

*	“Interested Director”, as defined in the 1940 Act, by reason of affiliation with the Manager (Prudential Investments LLC or PI) or the Distributor (Prudential Investment Management Services LLC or PIMS).

**	The address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

***	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals’ length of service as Director and/or Officer.

****	This includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Additional information about the Fund’s Directors is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.).

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	39

Approval of Advisory Agreements

Advisory and Subadvisory Agreements

On August 8, 2008, the Board of Directors (the “Board”) of Nicholas-Applegate Fund, Inc. (the “Company”), including all of the Independent Directors, met and approved the continuance of the management and subadvisory agreements for the Nicholas-Applegate Growth Equity Fund (the “Fund”) for the following year.

In advance of the meeting, the Contract Committee of the Board (the “Committee”), which is comprised of all the Independent Directors, received and reviewed materials relating to the agreements. The Committee members considered the agreements during a Committee meeting at which representatives of Prudential Investments LLC (“PI”), which serves as the Fund’s investment manager pursuant to a management agreement, and Nicholas-Applegate Capital Management LLC (“Nicholas-Applegate”), which serves as the Fund’s subadviser pursuant to the terms of the subadvisory agreement with PI and the Company, discussed the information provided, as well as responded to questions. Thereafter, the Committee met without representatives of PI or Nicholas-Applegate participating. During this meeting, the Committee evaluated the information provided and formulated a recommendation to the full Board. The Committee was advised by independent legal counsel as to duties of directors in approving investment advisory agreements. After considering all information they deemed relevant, the Contract Committee determined to recommend to the Board the renewal of the agreements.

In approving the continuance of the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided; the performance of the Fund; the profitability of PI and Nicholas-Applegate; expenses and fees; the potential for economies of scale that may be shared with the Fund and its shareholders; and ancillary benefits to PI and Nicholas-Applegate. In their deliberations, the Directors did not identify any single factor that was dispositive.

The Directors determined that the overall arrangements between the Fund and PI are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

Several of the material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board considered information regarding the nature, quality and extent of services provided to the Fund by PI and Nicholas-Applegate.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund

Approval of Advisory Agreements (continued)

The Board considered the services provided by PI, including the oversight of the subadviser for the Fund, as well as the provision of fund accounting oversight, compliance review and other services to the Fund. The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and the subadviser. The Board also considered that PI pays the salaries of most of the officers and of one non-independent Director of the Company.

The Board considered the investment subadvisory services provided by Nicholas-Applegate. The Board reviewed the qualifications, backgrounds and responsibilities of Nicholas-Applegate’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio, as well as the subadviser’s adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board noted that commencing in April 2004, Nicholas-Applegate’s systematic investment team assumed responsibility for managing the Fund’s portfolio. The Board evaluated the qualifications and capabilities of the current systematic investment team. In addition, the Board evaluated the representation made by Nicholas-Applegate that adequate personnel and other resources continued to be in place to manage the Fund’s portfolio. The Board also considered the investment performance by the systematic team, and reviewed performance information as of June 30, 2008.

The Board concluded that the Nicholas-Applegate portfolio management team was qualified and had a robust investment process with adequate resources in place and that it was satisfied with the nature, extent and quality of the investment management services provided by PI and Nicholas-Applegate.

Performance of the Fund

The Board considered information about the Fund’s historical performance for various periods ending June 30, 2008, noting that the Fund had achieved performance on a gross-of-fees basis over the one-, three- and five-year periods ended June 30, 2008 that had exceeded its benchmark, the Russell Midcap Growth Index. The Board noted that the Fund had outperformed the Lipper Mid-Cap Growth Funds average, which is the average return of mid-cap growth funds in a peer universe compiled by Lipper Inc., an independent provider of investment company data, on a net-of-fees basis for the three- and five-year periods ended June 30, 2008.

The Board also reviewed performance information compiled by Lipper Inc. for various periods ended December 31, 2007, as well as for the first quarter of 2008. The Board noted that the Fund’s gross and net performance ranked in the fourth

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quartile of mid-cap growth funds, as classified by Lipper Inc., for the one-year period, and was in the third quartile for the three- and five-year periods ended December 31, 2007, while being in the first quartile for the first quarter of 2008. Because the Nicholas-Applegate systematic team did not assume responsibility for the Fund until April 2004, the Board did not consider the Fund’s longer-term historical performance to be as relevant to its considerations. Based upon its evaluation, the Board determined that the Fund’s performance was satisfactory.

Fees and Expenses

The Board considered the contractual management fee for the Fund as compared to comparable mutual funds as provided by Lipper Inc. and to amounts charged by PI to other funds and accounts it manages. The Board also considered the portion of the management fee retained by PI and how that fee compared to the fee PI retained for other funds for which it engaged subadvisers. The Board also considered the subadvisory fee (which is paid to Nicholas-Applegate by PI, and not by the Fund) as compared to fees charged by Nicholas-Applegate to its separate accounts managed in a similar style. The Board considered Nicholas-Applegate’s subadvisory fee compared to fees paid by PI to unaffiliated subadvisers as well as to subadvisory fees paid to comparable funds as provided in the Lipper data. The Board considered the contractual fee waiver that was in place for the one year ending April 30, 2009, which PI and Nicholas-Applegate had agreed to extend through April 30, 2010, and noted that the fee waiver agreement was favorable when compared to fees charged to other Nicholas-Applegate clients.

The Board noted that the Fund’s actual management fee for the one year ended December 31, 2007 was in the first quartile (i.e., among the lowest) of the Lipper 15(c) Peer Group for which information was provided. The Board noted that the Fund’s net total expense ratio ranked in the fourth quartile of this Peer Group, but also noted that the Fund’s relatively small size and small average account size affects its expense ratio. The Board recognized the efforts made by PI and Nicholas-Applegate, along with the Board, to reduce the Fund’s total expense ratio, particularly over the past two years. The Board concluded that the management and subadvisory fees are reasonable.

Costs of Services and Profits Realized by PI and Nicholas-Applegate

The Board reviewed information on the estimated 2007 profitability to PI in serving as the Fund’s investment manager. The Board also reviewed data from Nicholas-Applegate regarding the estimated profitability to it in serving as the Fund’s subadviser. The Board noted that the Fund was not profitable to PI and concluded that the profitability to Nicholas-Applegate was not unreasonable.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund

Approval of Advisory Agreements (continued)

Economies of Scale

The Board noted that the contractual management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that the breakpoints included in the fee schedule were reasonable. The Board noted that the fee waiver provided by Nicholas-Applegate for the contract renewal period effectively gives the Fund the advantage of those breakpoints at the Fund’s initial dollar, even though the Fund was of a size that it would have been unable to realize any meaningful economies of scale. The Board concluded that, with the fee waiver, the Fund’s fee structure was reasonable.

Other Benefits to PI and Nicholas-Applegate

The Board considered potential ancillary benefits that might be received by PI and Nicholas-Applegate and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), net sales loads and 12b-1 fees received by affiliates, as well as reputational or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Nicholas-Applegate included the ability to use soft dollar credits. The Board concluded that, after taking these benefits into account, the management and subadvisory fees were reasonable.

Conclusion

After considering all relevant factors, the Board determined that the Fund benefits from the services provided by PI and Nicholas-Applegate under the management and subadvisory agreements. The Board recognized that the Fund’s assets were decreasing and was mindful of the impact on expenses. The Board noted that its consideration of the management and subadvisory agreements was conducted against a backdrop of the Board’s consideration of strategic alternatives for the Fund.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 12/31/08
	One Year	Five Years	Ten Years
Class A	–45.04%	–3.17%	–3.65%
Class B	–45.17	–3.02	–3.86
Class C	–42.86	–2.82	–3.86
Class Z	–41.72	–1.84	–2.86

Average Annual Total Returns (Without Sales Charges) as of 12/31/08
	One Year	Five Years	Ten Years
Class A	–41.84%	–2.07%	–3.10%
Class B	–42.29	–2.82	–3.86
Class C	–42.29	–2.82	–3.86
Class Z	–41.72	–1.84	–2.86

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.prudential.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 2.03%; Class B, 2.73%; Class C, 2.73%; Class Z, 1.73%. Net operating expenses apply to: Class A, 1.71%; Class B, 2.48%; Class C, 2.48%; Class Z, 1.48%, after contractual reduction through 4/30/2010.

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The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Source: Prudential Investments LLC and Lipper Inc.

The graph compares a $10,000 investment in Nicholas-Applegate® Growth Equity Fund (Class A shares) with a similar investment in the Russell Midcap® Growth Index and the S&P MidCap 400 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (December 31, 1998) and the account values at the end of the current fiscal year (December 31, 2008) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables on the prior page, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through December 31, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower. For the period June 1, 2003 through May 31, 2004, Prudential Investments LLC (PI) voluntarily agreed to a reduced management fee of 0.95% of average net assets up to $25 million, 0.825% of average net assets on the next $75 million, and 0.70% thereafter. For the period June 1, 2004 through May 31, 2005, PI contractually agreed to a reduced management fee of 0.95% of average net assets up to $25 million, 0.825% of average net assets on the next $40 million, and 0.70% thereafter. For the period June 1, 2005 through April 30, 2006, PI contractually agreed to extend this reduced management fee. For the period May 1, 2006 through April 30, 2010, PI has contractually agreed to a reduced management fee of 0.70% of average daily net assets. Without this reduced management fee, the returns would have been lower.

The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It gives an indication of how U.S. mid-cap stock prices have performed. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise these Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% for shares sold within 12 months of purchase and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudential.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available on the Fund’s website at www.prudential.com and on the Commission’s website at www.sec.gov.

DIRECTORS
Fred C. Applegate, Chairman • Dann V. Angeloff • Theodore J. Coburn • Robert F. Gunia • Randolph W. Westerfield

OFFICERS
Robert F. Gunia, President and Chief Executive Officer • Charles H. Field, Vice President and Chief Legal Officer • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Alma D. Mercado, Assistant Treasurer • Deborah A. Docs, Secretary • Andrew R. French, Assistant Secretary • Valerie M. Simpson, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Nicholas-Applegate Capital Management	600 West Broadway San Diego, CA 92101

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	PNC Global Investment Servicing	8800 Tinicum Boulevard Philadelphia, PA 19153

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Vedder Price P.C.	222 North LaSalle Street Chicago, IL 60601

An investor should consider the investment objective, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.prudential.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Nicholas-Applegate® Growth Equity Fund
Share Class	A	B	C	Z
NASDAQ	NAPGX	NAGBX	PNACX	PNAZX
CUSIP	653698209	653698308	653698407	653698506

MF151E    IFS-A161461    Ed. 02/2009

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert —

The registrant’s Board has determined that Mr. Theodore J. Coburn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services —

(a) Audit Fees

For the fiscal years ended December 31, 2008 and December 31, 2007, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $37,500 and $32,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) — 4(d) that were approved by the audit committee —

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2008 and 2007. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2008 and 2007 was $0 and $44,700, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants — Not applicable.

Item 6 – Schedule of Investments — The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies — Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies — Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers — Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders — Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act — Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. — Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act — Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas-Applegate Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date February 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert F. Gunia
Robert F. Gunia
President and Principal Executive Officer

Date February 20, 2009

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date February 20, 2009

*	Print the name and title of each signing officer under his or her signature.